UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
 (Amendment No.  )

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Filed by a Party other than the Registrant ☒
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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

TELKONET, INC.
(Name of Registrant as Specified In Its Charter)
PETER T. KROSS LELAND D. BLATT ARTHUR E. BYRNES
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

-with copies to-
Phillip M. Goldberg Foley & Lardner LLP 321 North Clark Street Suite 2800 Chicago, IL 60654-5313 (312) 832-4549	Peter D. Fetzer Foley & Larder LLP 777 East Wisconsin Avenue Suite 3800 Milwaukee, WI 53202-5306 (414) 297-5596

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PRELIMINARY PROXY MATERIALS, SUBJECT TO COMPLETION, DATED MAY 6, 2016

TELKONET, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 27, 2016

PROXY STATEMENT OF
 PETER T. KROSS
IN OPPOSITION TO
THE BOARD OF DIRECTORS OF TELKONET, INC.

WHY YOU WERE SENT THIS PROXY STATEMENT

Peter T. Kross is seeking your support to elect Messrs. Peter T. Kross, Leland D. Blatt and Arthur E. Byrnes to the board of directors of Telkonet, Inc. (“Telkonet” or the “Company”), in opposition to the candidates nominated by the incumbent board of directors of Telkonet.  This proxy statement and form of proxy are first being mailed to stockholders on or about May [•], 2016.  Mr. Kross, Mr. Blatt and Mr. Byrnes are participants in this solicitation.  The terms “we”, “us” and “our” refer to the participants.

THE PROBLEM AND THE SOLUTION

We are seeking your support to replace a majority of the Telkonet board.  The board has presided over the Company’s poor financial results and stock performance.  Since inception through December 31, 2015, the Company has incurred cumulative losses of $122,095,121 and has never generated enough funds through operations to grow its business.

While the Company has been unable to generate enough funds to grow its business, the members of the board have continued to be well compensated, earning $48,000 per year, plus expenses.  On the other hand, stockholders have suffered through significant stock declines since the Company’s inception, and stagnant low stock prices for at least the past five years.

We believe the Company’s sustained poor financial results put Telkonet at a critical juncture in its history.  Stockholder value continues to erode or be transferred to the board in the form of board fees.  We believe that the financial results of Telkonet support our view that the Telkonet board is failing stockholders.

We also believe that the backgrounds and experiences of our nominees will allow them to be a resource to the Company in addressing the risks that the Company faces: (1) the industry within which the Company operates is intensely competitive and rapidly evolving; (2) the Company depends on a small team of senior management and may have difficulty attracting and retaining additional personnel; (3) the Company’s inability to obtain capital, use internally generated cash or debt, or use shares of common stock to finance their operations or future acquisitions could impair the growth and expansion of the Company’s business; (4) the Company’s management and operational systems might be inadequate to handle potential growth; and (5) the Company may not be able to obtain payment and performance bonds, which could have a material adverse effect on the Company’s business.

As an outsider and stockholder, our nominees cannot make detailed and specific plans about where to lead Telkonet until they are directors with full access to the information necessary to make informed decisions. When elected, we will lead a very thorough and complete and intense review of the Company.  Our nominees will strive to reverse the Company’s poor financial performance by being well informed, independent, and decisive, with a strong focus on stockholder value, and they will open-mindedly considered all available options to maximize stockholder value, including a sale of the Company.

OUR ALIGNED INTERESTS

We can deliver with certainty on a pledge that our interest in the Company will be the same as most public stockholders because--like the vast majority of public stockholders—we have put our own capital at risk by buying the Company's stock in the open market.  Indeed, all of our nominees have put significant capital at risk, unlike the outside board members who hold in the aggregate fewer shares than any one of our individual nominees for director holds on his own:

Name of Nominee	Class	Amount

Peter T. Kross	Common	4,467,880*

Leland D. Blatt	Common	500,000

Arthur E. Byrnes	Common	698,000
_______

*  Mr. Kross holds 10,000 shares of record, and is the direct beneficial owner of an additional 2,710,327 shares.  In addition, he may be deemed to be the beneficial owner of an additional 1,231,211 shares due to voting and investment power that he has over shares held by or on behalf of certain family members.  As an investment adviser, Mr. Kross directs client accounts as to which he has discretionary voting and dispositive authority with regard to 516,342 Shares.

No hedging or other transaction or series of transactions has been entered into by or on behalf of any of the nominees, nor has any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, any nominee with respect to any share of stock of the Company.  None of the nominees has pledged any shares as security.

The current outside board members hold in the aggregate fewer shares than any one of our individual nominees for director holds on his own, as show in the table below.  The valuation date used for valuing the shares is April 18, 2016, which is the record date.

Board Member	Class	Amount	Value

Tim S. Ledwick	Common	171,887	$32,659

Kellogg S. Warner	Common	63,098	$11,989

Jeffrey P. Andrews	Common	None	$0

If elected to the board, the nominees intend to recommend that board fees be paid in shares of common stock to better align the directors’ goals with those of shareholders.  This should also help the Company conserve cash for operations.

YOUR VOTE HAS THE POWER TO CHANGE THE BOARD

Notwithstanding our perspective on Telkonet, it has been our experience that shares of good businesses suffer when leadership is misguided or self-serving, or both.  With such leadership, a company’s stock price often times stays at the same price or declines, as the Telkonet stock has done.  As one study indicated, a board can positively impact a company’s financial performance by participating with management in formulating corporate strategy in the interest of stockholders, developing appropriate incentives for management and other employees to harness their interests to achieve the agreed upon strategic plan, and judging the performance of management against the strategic plan.

So, what is an investor to do when a board is entrenched and no longer focused on generating stockholder value?  Normally, the answer can be disappointing because it can be very difficult for stockholders to change management even if performance is very poor, and voting for an alternative slate of directors often isn’t even an option.  This year, however, you have the power to effect change at Telkonet.  We have offered you a choice--an alternative slate of director nominees.

Please take advantage of this opportunity to make a change.  VOTE TO CHANGE TELKONET FOR THE BETTER.  VOTE FOR OUR DIRECTOR NOMINEES.

ACCOUNTABILITY

The current leadership has had time to manage toward a better future for Telkonet.  Yet, the Company continues to incur significant losses, and the board members continue to collect their board fees.  It is time to hold the board accountable and elect our nominees.

MEETING DETAILS AND PROXY MATERIALS

We are soliciting proxies to be used at the 2016 Annual Meeting of stockholders of Telkonet, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”).  The Annual Meeting will be held at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186 on June 27, 2016.  At the Annual Meeting, the stockholders of Telkonet are being asked to consider and vote upon (1) the election of five directors to the board to serve until the 2017 annual meeting of stockholders, (2) the ratification of the appointment of BDO USA, LLP, as Telkonet’s independent registered public accounting firm for the fiscal year ending December 31, 2016, (3) the approval by an advisory vote of the compensation of the Company’s named executive officers, (4) the approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to effect, at the discretion of the Company’s board of directors, a reverse stock split of the common stock, par value $0.001 per share, at any time prior to next year’s annual meeting of stockholders by a ratio of not less than 1-for-10 and not more than 1-for-50, with the specific ratio, timing and terms to be determined by the board and (5) any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 27, 2016.  This proxy statement and the accompanying form of WHITE proxy card are available at www.dfking.com/[telkonet].

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY.  IF YOU ARE A RECORD HOLDER, PLEASE SIGN AND DATE YOUR WHITE PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY.  NO POSTAGE IS NECESSARY.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THEM TO VOTE THE WHITE PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

Please contact D.F. King & Co., Inc., our proxy solicitors, at the following address, telephone number or website, if you have any questions or require any assistance:

                                     D.F. KING & CO., INC.
                                    48 Wall Street
                                    New York, NY 10005
                                    Toll Free: 1-800-859-8509
www.dfking.com/[telkonet]

Please also feel free to call or email Peter Kross at the following

[Phone Number]
[E-mail Address]

***************************************************

If you share our concerns and views about Telkonet, please vote for Peter T. Kross, Leland D. Blatt and Arthur E. Byrnes on the WHITE proxy card.

****************************************************

IF YOU ARE A STOCKHOLDER OF RECORD YOU MAY VOTE BY MARKING YOUR VOTE ON THE WHITE PROXY CARD WE HAVE ENCLOSED, SIGNING AND DATING IT, AND MAILING IT IN THE POSTAGE-PAID ENVELOPE WE HAVE PROVIDED.

IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.  YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE BY THE INTERNET OR BY TELEPHONE.

****************************************************

OUR NOMINEES

Peter T. Kross:	Mr. Kross graduated from St. Lawrence University in 1963 with a BA in economics, and worked in public accounting at Lybrand Ross Bros., now PricewaterhouseCoopers, before joining Reynolds & Co. in 1968 to work in the brokerage business. He has worked in the brokerage business ever since. Specifically, since September 2012, Mr. Kross has been a Senior Vice President at L.M. Kohn & Company, a registered broker-dealer. He has also been an independent investment adviser affiliated with D.B. French & Co. LLC, an investment firm, from July 2012 to September 2012. From May 2002 to July 2012, Mr. Kross was employed as a broker at Leonard & Co., a registered broker-dealer. He was also the managing partner of Kross LaSalle Partners (later becoming LaSalle Financial Partners), which was an activist limited partnership investing in smaller Midwestern banks that sought board representation when it believed such representation might help maximize shareholder value.

Leland D. Blatt:	Mr. Blatt has acted as a co-manager of a family investment office, Ibis Investment Company, for over 18 years. He is also a partner and co-

owner of a real estate company focused on office buildings in Michigan, Florida and Maryland. Over the past 20 years, Mr. Blatt has been involved in pro bono non-profit work, serving on committees and boards, and currently serves in as an advisory capacity for a for-profit entity, Weld-Aid.

Arthur E. Byrnes:	Since 1971, Mr. Byrnes has worked at the Deltec organization in various capacities, with a focus on analysis and investment management in the global arena. Currently, he is the Senior Managing Director (and co-controlling shareholder) of Deltec Asset Management LLC, and investment advisory firm. Deltec Asset Management manages approximately nine hundred million dollars in emerging market debt and equities, high yield bonds, distressed debt and U.S. special situation equities. Mr. Byrnes served as a board member (1993 to 1998) and chairman of the board (1997-1998) of Dravo Corporation, a New York Stock Exchange Listed company, until the company was sold in 1998.

The combination of experience, skill sets, and qualifications disclosed above led to the conclusion that each of the nominees should serve as a director of the Company.  The financial background of each nominee, combined with each nominee’s extensive experience reviewing and analyzing companies, qualify each nominee to serve on the Company’s board of directors.  The nominees’ experience with, and understanding of, business issues will allow them to provide the board with valuable recommendations and ideas.

Furthermore, the role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his duties and fiduciary obligations.  We believe that the background and expertise of each nominee evidences those abilities and are appropriate to his serving on the Company’s board of directors.

We believe that our nominees would be deemed “independent” under the NYSE MKT listing standards.  We also believe that each of the nominees qualifies as an “audit committee financial expert,” as that term is defined by the SEC in Item 407(d)(5) of Regulation S-K.

We expect that our nominees will be able to stand for election but in the event that one or more are unable to serve or for good cause will not serve, the shares represented by the enclosed WHITE proxy card will be voted for a substitute nominee (or nominees, as the case may be), to the extent this is not prohibited under the Company’s charter documents and applicable law.  In addition, we reserve the right to solicit proxies for the election of such substitute nominee(s) if the Company makes or announces any changes to its charter documents or takes or announces any other action that has, or, if consummated, would have, the effect of disqualifying our nominees, to the extent this is not prohibited under the Company’s charter documents and applicable law.  In any such case, shares represented by the enclosed WHITE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional persons, to the extent this is not prohibited under the Company’s charter documents and applicable law, if the Company increases the size of its board above its existing size or increases the number of directors whose terms expire at the Annual Meeting.

WHO CAN VOTE AT THE ANNUAL MEETING

Only holders of record of Telkonet’s common stock, par value $0.001 per share, Telkonet’s Series A Preferred Stock, par value $0.001 per share, and Telkonet’s Series B Preferred Stock, par value $0.001 per share, at the close of business on April 18, 2016 (the “Record Date”), are entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the Annual Meeting.

HOW TO VOTE BY PROXY

To elect our nominees to the board, if you are a record holder (namely, you own your Telkonet stock in certificate form), you can vote by marking your vote on the WHITE proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided.  If your shares are held in “street name” by a broker, nominee, fiduciary or other custodian, follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote by the Internet or by telephone.  Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now.  Please contact our proxy solicitor D.F. King & Co., Inc. at (800) 859-8509 if you require assistance in voting your shares.  This proxy statement and the accompanying form of WHITE proxy card are available at www.dfking.com/[telkonet].

Properly executed proxies will be voted in accordance with the directions indicated thereon.  If you sign the WHITE proxy card but do not make any specific choices, your proxy will vote your shares as follows:

•	“FOR” the election of our nominees to the board of directors, Messrs. Peter T. Kross, Leland D. Blatt and Arthur E. Byrnes.

•	“FOR” the ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2016.

•	“AGAINST” the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement.

•	“AGAINST” approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to effect, at the discretion of the board, a reverse stock split of the common stock, par value $0.001 per share, at any time prior to next year’s annual meeting of stockholders by a ratio of not less than 1-for-10 and not more than 1-for-50, with the specific ratio, timing and terms to be determined by the board of directors.

•	“AGAINST” any proposal by the Company to adjourn the meeting to allow the Company to solicit additional votes.

You should refer to the Company’s proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

Rule 14a-4(c)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), governs our use of discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before our solicitation of proxies.  It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without providing any discussion of the matter in this proxy statement.  If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the WHITE proxy card on your behalf.  You should also sign, date and mail the voting instruction from your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the internet).  Please do this for each account you maintain to ensure that all of your shares are voted.

A large number of banks and brokerage firms are participating in a program that allows eligible STOCKHOLDERS to vote by telephone or via the Internet.  If your bank or brokerage firm is participating in the telephone voting program or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.  STOCKHOLDERS voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If your bank or brokerage firm does not provide you with a voting form, but instead you receive the WHITE proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

Stockholder of Telkonet are not permitted to cumulate their votes for the election of directors.

Only holders of record of common stock, par value $0.001 per share (“Common Stock”), holders of record of Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and holders of record of Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) at the close of business on the Record Date, are entitled to notice of and to vote at the Annual Meeting, and at any postponements or adjournments thereof.  Holders of Series A Preferred Stock and holders of Series B Preferred Stock will each vote on an as-converted basis together with holders of Common Stock as a single class in connection with each of the proposals in this Proxy Statement.

Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting; each share of Series A Preferred Stock is entitled to 13,774 votes on all matters to be voted upon at the Annual Meeting; and each share of Series B Preferred Stock is entitled to 38,461 votes on all matters to be voted on at the Annual Meeting.  At least a majority of shares outstanding on the Record Date and entitled to vote (counting the Series A Preferred Stock and the Series B Preferred Stock each on an as-converted basis, representing an aggregate of 4,663,586 shares of Common Stock for such purposes) must be represented at the Annual Meeting, either in person or by proxy, in order to constitute a quorum for the transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

Proxies relating to “street name” shares that are voted by brokers on some but not all of the matters before stockholders at the Annual Meeting will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be entitled to vote at the Annual Meeting on those matters as to which authority to vote is not given to the broker (“broker non-votes”).  Broker non-votes and abstentions will not affect the outcome of the election of directors, and are not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved.

With a plurality voting standard applying to the election of directors at the Annual Meeting, stockholders will be able to cast only “FOR” or “WITHHOLD” votes in the election of directors, and the five nominees receiving the most “FOR” votes will be elected as directors.  Since we are only proposing three nominees for the board of directors, if our nominees are elected, the Company’s two nominees with the highest number of shares voted in such nominee’s favor will also be elected.  Withhold votes will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted in determining the outcome of the election of directors.

With a plurality voting standard applying to the election of directors at the Annual Meeting, stockholders will not be able to abstain from voting in the election of directors.  For the other three proposals, abstentions will have the same effect as a vote against the proposal.  Abstentions will be counted as present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting.

For brokerage or other nominee accounts that receive proxy materials from, or on behalf of, both Telkonet and Mr. Kross, all items listed in the notice for the meeting will be considered “non-routine” matters.  In that case, if you do not submit any voting instructions to your broker or other nominee, your shares will not be counted in determining the outcome of any of the proposals at the Meeting, nor will your shares be counted for purposes of determining whether a quorum exists.

However, for brokerage or other nominee accounts that receive proxy materials only from Telkonet, the broker or other nominee will be entitled to vote shares held for a beneficial owner only on the ratification of the appointment of BDO USA, LLP, as Telkonet’s independent auditor for the year ending December 31, 2016, without instructions from the beneficial owner of those shares.  In this event, a broker or other nominee still will not be entitled to vote shares held for a beneficial owner on non-routine proposals, which include the election of directors, the approval of the amendment to the Company’s Articles of Incorporation, and the approval, on an advisory basis, of the compensation of Telkonet’s named executive officers.

WE URGE YOU TO VOTE FOR THE ELECTION OF MESSRS. PETER T. KROSS, LELAND D. BLATT AND ARTHUR E. BYRNES AS DIRECTORS OF TELKONET; FOR THE RATIFICATION OF BDO USA, LLP; AGAINST THE COMPENSATION OF THE EXECUTIVE OFFICERS; AND AGAINST APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS SOON AS POSSIBLE.  PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Company’s Corporate Secretary at the Company’s principal executive offices at 20800 Swenson Dr., Suite 175, Waukesha, WI 53186, or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Company and voting in person.  You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

Only holders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting.  If you were a stockholder of record on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the Record Date.  Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares, even if you sell such shares after the Record Date.

IMPORTANT:  If you wish to support Messrs. Peter T. Kross, Leland D. Blatt and Arthur E. Byrnes, please sign, date and return only the WHITE proxy card.  If you later vote on management’s GREEN proxy (even if it is to withhold authority to vote for management’s nominees), you will revoke your previous vote for Messrs. Kross, Blatt and Byrnes.  Please discard the Company’s GREEN proxy card.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

If you have already sent a GREEN proxy to management of the Company, you can revoke that proxy by signing, dating and mailing the WHITE proxy card or by voting in person at the Annual Meeting.

IF YOU SIGN THE WHITE PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE TELKONET STOCK REPRESENTED BY THE WHITE PROXY CARD FOR THE ELECTION OF MESSRS. PETER T. KROSS, LELAND D. BLATT AND ARTHUR E. BYRNES AS DIRECTORS OF TELKONET; FOR THE RATIFICATION OF BDO USA, LLP; AGAINST THE COMPENSATION OF THE EXECUTIVE OFFICERS; AGAINST APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION; AND “AGAINST” ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.

SOLICITATION OF PROXIES; EXPENSES

The entire expense of preparing and mailing this Proxy Statement and any other soliciting material and the total expenditures relating to the solicitation of proxies (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation and litigation) will be borne by Peter Kross.  In addition to the use of the mails, proxies may be solicited by Mr. Kross and/or his employees by telephone, telegram, and personal solicitation, for which no additional compensation will be paid to those persons engaged in such solicitation.  Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of the Common Stock, Series A Preferred Stock and Series B Preferred Stock that such institutions hold, and Mr. Kross will reimburse such institutions for their reasonable out-of-pocket expenses.

We have retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of proxies at a fee estimated not to exceed $[•], plus reimbursement of reasonable out-of-pocket expenses and fees related to calls to solicit shareholders.  Approximately [•] persons will be utilized by that firm in its solicitation efforts.

We estimate that our total expenditures relating to the solicitation of proxies will be approximately $[•] (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors, accountants, public relations, transportation, and litigation).  Total cash expenditures to date relating to this solicitation have been approximately $[•].

We intend to seek reimbursement from the Company for our actual expenses in connection with this solicitation.  If elected, Mr. Kross and his nominees will submit the matter to a vote of the Company’s board of directors.  The Company’s board of directors may vote to submit the matter of reimbursement to a vote of the Company’s stockholders.  If elected to the Company’s board of directors, Messrs. Peter T. Kross, Leland D. Blatt and Arthur E. Byrnes intend to vote in favor of reimbursing Mr. Kross and submitting the matter to a vote of the Company’s stockholders.  If the matter is submitted to a vote of the Company’s stockholders, we will vote our shares in favor of such reimbursement and will accept the results of such stockholder vote.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The Participants are:

Name	Age	Business Address

Peter T. Kross	74	L.M. Kohn & Company 63 Kercheval Avenue Suite 301 Grosse Pointe Farms, Michigan 48236
Leland D. Blatt	70	Ibis Investment Company 20416 Harper Avenue Harper Woods, Michigan 48225
Arthur E. Byrnes	71	Deltec Asset Management LLC 623 Fifth Avenue 28th Floor New York, New York 10022

Appendix A lists certain information regarding ownership of the Common Stock by the Participants and transactions in the Common Stock made by the Participants during the past two years.  The Participants do not hold any shares of Series A Preferred Stock or Series B Preferred Stock.

No Participant has during the last ten years been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Except as set forth herein, no Participant is now, or within the past year has been, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company (including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies).

There are no material proceedings to which any Participant or any associate of any Participant is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  Except as described herein, no Participant and no associate of any Participant has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Company.

Except as described herein or in Appendix A, neither any Participant nor any associate of any Participant (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, to which the Company or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Company or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Company, or is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to either any securities of the Company, any future employment by the Company or its affiliates, or any future transaction to which the Company or any of its affiliates will or may be a party; or (4) is the beneficial or record owner of any securities of the Company or any parent or subsidiary thereof.

Mr. Kross has not paid any compensation to Messrs. Blatt or Byrnes in connection with this proxy solicitation.  Mr. Kross will generally reimburse or indemnify Messrs. Blatt and Byrnes for any expenses and/or liabilities they may incur in connection with the Annual Meeting.  There are no other arrangements or understandings with Messrs. Blatt and Byrnes other than as set forth herein.

OTHER MATTERS

Rule 14a-5(c) of the Exchange Act permits us to communicate certain information that we are required to provide in this proxy statement by referring to such information in the Company’s proxy statement, eliminating the need for us to provide this information directly in this proxy statement.  Specifically, we are relying on disclosure in the Company’s proxy statement to communicate the following information: (1) the security ownership of management and beneficial owners of more than 5% of the stock; (2) the committees of the Company’s board of directors, including the nominating, compensation and audit committees (and information about audit committee financial experts); (3) the meetings of the Company’s board of directors and all committees thereof; (4) the background and qualifications of the nominees of the Company’s board of directors; (5) the Company’s leadership structure and the board’s oversight of risk management; (6) the compensation and remuneration paid and payable to the Company’s directors and management, and other compensation related information, including information related to the advisory vote on the compensation of the Company’s named executive officers and the advisory vote on the frequency of holding an advisory vote on compensation of the Company’s named executive officers; (7) the attendance of members of the Company’s board of directors at the annual meeting; (8) the Company’s policies and procedures for the review, approval or ratification of transactions with related persons; (9) the Company’s director nomination process; (10) the independence of the Company’s directors; (11) stockholder communication with the Company’s board of directors; (12) the deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement for the 2017 annual meeting of stockholders under Rule 14a-8 of the Exchange Act; (13) the date after which a notice of stockholder proposal submitted outside the process of Rule 14a-8 is considered untimely; (14) information regarding executive and director compensation; (15) information regarding the proposed amendment to the Company’s Amended and Restated Articles of Incorporation; and (16) the Company’s independent registered public accounting firm and the fees paid to such firm.  We have no knowledge of, or responsibility for, the accuracy of the Company’s disclosures in its proxy materials.

ADDITIONAL INFORMATION

The information concerning Telkonet contained in this proxy statement has been taken from, or is based upon, publicly available information.  Although we do not have any information that would indicate that any information contained in this proxy statement concerning Telkonet is inaccurate or incomplete, we do not take responsibility for the accuracy or completeness of the information prepared by Telkonet.

Telkonet files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN WE ARE SEEKING YOUR SUPPORT.  PLEASE VOTE FOR MESSRS. KROSS, BLATT and BYRNES.  ONLY YOUR LATEST DATED PROXY COUNTS.  EVEN IF YOU HAVE ALREADY RETURNED A GREEN PROXY TO THE COMPANY’S BOARD OF DIRECTORS, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A WHITE PROXY TO US AS PROVIDED BELOW.

IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW

THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.  YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE BY THE INTERNET OR BY TELEPHONE.

Please contact D.F. King & Co., Inc., our proxy solicitors, at the following address, telephone number or website, if you have any questions or require any assistance:

                                     D.F. KING & CO., INC.
                                    48 Wall Street
                                    New York, NY 10005
                                    Toll Free: 1-800-859-8509
www.dfking.com/[telkonet]

Please also feel free to call or email Peter Kross at the following

[Phone Number]
[E-mail Address]

Sincerely,

Peter T. Kross

May [•], 2016

Appendix A

Transactions by Peter T. Kross during the past two years:

Date	Transaction Type	Number of Shares

08/18/2014	Buy	60,000
02/12/2015	Buy	70,000
02/17/2015	Buy	20,000
02/24/2015	Buy	20,000
05/05/2015	Buy	39,300
05/06/2015	Buy	30,000
05/27/2015	Buy	40,000
06/15/2015	Buy	20,000
11/18/2015	Buy	76,600
08/07/2014	Buy	4,500
08/08/2014	Buy	685
08/08/2014	Buy	4,000
08/11/2014	Buy	14,963
08/12/2014	Buy	15,852
08/15/2014	Buy	25,000
09/04/2014	Buy	25,000
09/04/2015	Buy	42,500
09/04/2015	Buy	2,500
09/08/2015	Buy	40,000
08/12/2015	Buy	35,000
08/20/2015	(Sell)	(35,000)
09/04/2015	Buy	2,500
09/08/2015	Buy	40,000

Transactions by Arthur E. Byrnes during the past two years:

Date	Transaction Type	Number of Shares

06/02/14	Buy	50,000
08/18/15	(Sell)	(25,000)
02/08/16	Buy	12,643
02/10/16	Buy	7,357
02/12/16	Buy	15,900
02/19/16	Buy	22,100
02/24/16	Buy	30,000
02/25/16	Buy	10,000
02/26/16	Buy	50,000

PRELIMINARY COPY OF PROXY CARD, SUBJECT TO COMPLETION, DATED MAY 6, 2016

PROXY

THIS PROXY IS SOLICITED BY PETER T. KROSS IN OPPOSITION TO THE BOARD OF DIRECTORS OF TELKONET, INC.

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF TELKONET, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Peter T. Kross and Phillip M. Goldbert, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of stock of Telkonet, Inc. (“Telkonet” or the “Company”) which the undersigned is entitled to vote at the Annual Meeting of stockholders to be held at 1:00 p.m., local time, at the offices of Telkonet, Inc., 20800 Swenson Dr., Suite 175, Waukesha, WI 53186 on June 27, 2016, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder.  Unless otherwise specified, this proxy will be voted “FOR” the election of Peter T. Kross’ Nominees as Director; “FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm; “AGAINST” the compensation of the Company’s named executive officers; “AGAINST” approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split; and “AGAINST” any proposal by the Company to adjourn the Annual Meeting to allow the Company to solicit additional votes.  This proxy revokes all prior proxies given by the undersigned.

Mr. Kross recommends that you vote “FOR” the election of Peter T. Kross’ Nominees as Director; “FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm; “AGAINST” the compensation of the Company’s named executive officers; “AGAINST” approval of the amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split; and “AGAINST” any proposal by the Company to adjourn the Annual Meeting to allow the Company to solicit additional votes.
1.	ELECTION OF DIRECTORS- To elect Messrs. Peter T. Kross, Leland D. Blatt and Arthur E. Byrnes:

   ☐  FOR    ☐  WITHHOLD

Instruction: To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space (you can withhold authority for any nominee by writing one or more names in the following space below or withholding authority for all by marking an X next to the WITHHOLD ALL box above):

There is no assurance that any of the candidates who have been nominated by the Company will serve as a Director if Mr. Kross’ nominees are elected.

2.	RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR TELKONET FOR THE YEAR ENDING DECEMBER 31, 2016.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

3.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

4.
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT, AT THE DISCRETION OF THE BOARD OF DIRECTORS, A REVERSE STOCK SPLIT OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, AT ANY TIME PRIOR TO NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS BY A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT MORE THAN 1-FOR-50, WITH THE SPECIFIC RATIO, TIMING AND TERMS TO BE DETERMINED BY THE BOARD OF DIRECTORS.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

5.	APPROVAL OF ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

IMPORTANT:  PLEASE SIGN AND DATE ON THE REVERSE SIDE.

In his discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Dated:_____________________________________________________

Signature: __________________________________________________

Signature (if held jointly):_______________________________________

Title: ______________________________________________________

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you.  When shares are held by joint tenants, both should sign.  When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporation name by the President or other duly authorized officer.  If a partnership, please sign in partnership name by authorized person.  This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 27, 2016.  This proxy statement and the accompanying form of WHITE proxy card are available at www.dfking.com/[telkonet].

PRELIMINARY VOTE AUTHORIZATION FORM, SUBJECT TO COMPLETION, DATED MAY 6, 2016

TELKONET, INC. 401(K) RETIREMENT SAVINGS PLAN VOTE AUTHORIZATION FORM

We understand that the Trustee, is the holder of record and custodian of all shares of Telkonet, Inc. (the “Company”) stock allocated to me under the Telkonet, Inc. 401(k) Retirement Savings Plan.  Further, we understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of stockholders to be held on June 27, 2016.

Accordingly, please vote my shares as follows.
1.	ELECTION OF DIRECTORS- To elect Messrs. Peter T. Kross, Leland D. Blatt and Arthur E. Byrnes

   ☐  FOR    ☐  WITHHOLD

Instruction: To withhold authority to vote for the election of any nominee(s), write the name(s) of such nominee(s) in the following space (you can withhold authority for any nominee by writing one or more names in the following space below or withholding authority for all by marking an X next to the WITHHOLD ALL box above):

There is no assurance that any of the candidates who have been nominated by the Company will serve as a Director if Mr. Kross’ nominees are elected.

2.	RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR TELKONET, INC. FOR THE YEAR ENDING DECEMBER 31, 2016.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

3.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

4.
APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO EFFECT, AT THE DISCRETION OF THE BOARD OF DIRECTORS, A REVERSE STOCK SPLIT OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, AT ANY TIME PRIOR TO NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS BY A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT MORE THAN 1-FOR-50, WITH THE SPECIFIC RATIO, TIMING AND TERMS TO BE DETERMINED BY THE BOARD OF DIRECTORS.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

5.	APPROVAL OF ANY PROPOSAL BY THE COMPANY TO ADJOURN THE ANNUAL MEETING TO ALLOW THE COMPANY TO SOLICIT ADDITIONAL VOTES.

   ☐  FOR    ☐  AGAINST    ☐  ABSTAIN

The Trustee is hereby authorized to vote any shares allocated to me as indicated above.

Dated:_____________________________________________________

Signature: __________________________________________________

Signature (if held jointly):_______________________________________

Title: ______________________________________________________